UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported)                                                                                     October 7, 2009

AURUM EXPLORATIONS, INC.
(Exact name of registrant as specified in its chapter)

Nevada	000-53481	00-0000000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
Suite 903 Allied Kajima Building 138 Gloucester Road, Wanchai, Hong Kong, PRC		00000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  +852-2591-1221

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN REPORT

Item 4.01.                      Changes in Registrant’s Certifying Accountant.

(a)	Previous independent accountants

(i)	On October 5, 2009, Aurum dismissed Williams & Webster, P.S. (“Williams & Webster”) as the independent accountants of Aurum Explorations, Inc.

(ii)
The report of Williams & Webster on the financial statements for the two fiscal years ended July 31, 2008 and 2007, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty or audit scope.  The report of Williams & Webster on the financial statements for the fiscal year ended July 31, 2009 and for the fiscal year ended July 31, 2007 contained an explanatory paragraph related to substantial doubt about Aurum’s ability to continue as a going concern.

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(iii)	Aurum’s board of directors recommended the decision to change independent accountants.

(iv)
In connection with its audits for fiscal years July 31, 2008 and 2007, and through October 5, 2009, Aurum has had no disagreements with Williams & Webster on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(b)	New independent accountants

Aurum Explorations, Inc. engaged Albert Wong & Co., Certified Public Accountants (“Albert Wong & Co.”) as its new independent accountants as of October 5, 2009.  During the two fiscal years ended July 31, 2008 and 2007 and through October 5, 2009, Aurum has not consulted with Albert Wong & Co. regarding either:

1.
The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on Aurum’s financial statements, and neither a written report nor oral advice was provided to Albert Wong & Co. that Albert Wong & Co. concluded was an important factor considered by Aurum in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.
Any matter that was either the subject of disagreement or an event, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description
16
Letter to Securities and Exchange Commission dated, 2009 from Williams & Webster, P.S. regarding change in certifying accountant, filed as an attached exhibit to Aurum’s Form 8-K (Current Report) filed October 7, 2009, and incorporated herein by reference.
To be filed at a later date

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Aurum Explorations, Inc. has caused this report to be signed on its behalf by the undersigned duly authorized person.

AURUM EXPLORATIONS, INC.

Dated:  October 7, 2009                                                                    By:              /s/ Yau-Sing Tang
                       Yau-Sing Tang – President & CEO

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